Income Taxes	12 Months Ended
Dec. 31, 2013
Income Taxes [Abstract]
Income Taxes

Note 9 - Income Taxes

The Company is a successor as a result of a tax-free reorganization from the 2004 merger of Enerpulse, Inc., a Florida corporation, into Enerpulse, Inc. a Delaware corporation. As such, the pre-merger net operating loss carryovers applicable to the predecessor corporation will carryforward for tax purposes to the successor corporation. The tax loss carryforward at December 31, 2013 available to the Company is estimated to be approximately $22 million for federal and approximately $16.2 million for state purposes. Federal net operating loss carry forwards expire through 2033 and state net operating loss carry forwards expire through 2018.

A reconciliation of the statutory Federal income tax rate to the Company's effective income tax rate applied to pre-tax loss is as follows:

	Year ended December 31,
	2013	%	2012	%

Computed "expected" tax benefit	$1,344,307	34%	$919,272	34%

State income taxes, net of Federal income tax effect	197,692	5%	135,187	5%

Permanent differences and other	(170,203)	(4)%	(217,222)	(8)%

Change in valuation allowance	(1,371,796)	(35)%	(837,237)	(31)%

	$-	-	$-	-

Deferred tax assets and liabilities represent the future impact of temporary differences between the financial statement and tax bases of assets and liabilities and are as follows:

	Year ended December 31,
	2013	2012
Deferred tax assets
Net operating loss (NOL) carry forwards	$8,298,115	$6,911,195
Bad debt allowance	1,121	-
Accrued liabilities	7,404	97,109
Depreciation and amortization	46,231	-
Inventory reserves	9,558	3,138
Stock based compensation	8,653	15,600
Total deferred tax assets	8,371,082	7,027,042

Deferred tax liabilities
Depreciation and amortization	-	(27,756)
Total deferred tax liabilities	-	(27,756)

Valuation allowance	(8,371,082)	(6,999,286)

Net deferred tax assets	$-	$-

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company has provided a valuation allowance of 100% of its net deferred tax assets due to the uncertainty of generating future profits that would allow for the realization of such deferred tax assets.

Pursuant to United States Internal Revenue Code Section 382, since the Company underwent an ownership change, the NOL carry-forward limitations impose an annual limit on the amount of the taxable income that may be offset by the Company's NOL generated prior to the ownership change. Therefore, the Company may be unable to use a significant portion of its NOL to offset future taxable income.